                                       SCHEDULE A
                             AMENDED AS OF OCTOBER 15, 1999

                       SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS


Name of Separate Account and                  Policy Form Numbers of Contracts
Date Established by Board of Directors        Funded by Separate Account
--------------------------------------        --------------------------
Lincoln Life & Annuity Variable               GAC96-111
Annuity Account L                             GAC91-101

Lincoln Life & Annuity Flexible Premium       LN650NY
Variable Account R


        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN LIFE & ANNUITY
     ------------------------          COMPANY OF NEW YORK

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------


Date                                   VARIABLE INSURANCE PRODUCTS
     ------------------------          FUNDS II

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------


Date                                   FIDELITY DISTRIBUTORS CORPORATION
     ------------------------

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------

                                       SCHEDULE C
                              AMENDED AS OF OCTOBER 15, 1999


Other investment companies currently available under variable annuities or variable life insurance issued by the Company:

AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Growth Fund
     AIM International Equity Fund
     AIM V.I. Value Fund

BARON CAPITAL FUNDS TRUST
     Baron Capital Asset Fund

BT INSURANCE FUNDS TRUST
     EAFE Index Fund
     Equity 500 Index Fund
     Small Cap Index Fund

Calvert Responsibiltiy Invested Balanced Portfolio

DELAWARE GROUP PREMIUM FUND, INC.
     Delchester Series
     Devon Series
     Emerging Markets Series
     REIT Series
     Small Cap Value Series
     Trend Series

Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund: Small Cap Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
     Growth Opportunities Portfolio

JANUS ASPEN SERIES
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

LINCOLN NATIONAL (LN)
     LN Bond Fund
     LN Capital Appreciation Fund
     LN Equity-Income Fund
     LN Global Asset Allocation Fund
     LN Money Market Fund
     LN Social Awareness Fund

MFS-Registered Trademark- VARIABLE INSURANCE TRUST
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
     Templeton International Fund - Class 2
     Templeton Stock Fund - Class 2

TWENTIETH CENTURY'S TCI PORTFOLIOS, INC.
     TCI Growth
     TCI Balanced

T. Rowe Price International Series, Inc.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule C to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

Date                                   LINCOLN LIFE & ANNUITY
     ----------------------            COMPANY OF NEW YORK

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------

Date                                   VARIABLE INSURANCE PRODUCTS
     -----------------------           FUNDS II

                                       By:
                                              -------------------------

                                       Name:
                                              -------------------------

                                       Title:
                                              -------------------------


Date                                   FIDELITY DISTRIBUTORS CORPORATION
     -----------------------

                                       By:
                                             -------------------------

                                       Name:
                                             -------------------------

                                       Title:
                                             -------------------------